UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2005

Noven Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11960 S.W. 144th Street, Miami, Florida		33186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-253-5099

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Listed in Exhibit 10.1 to this report and incorporated herein by reference are the 2006 base salaries for the executive officers of Noven Pharmaceuticals, Inc. ("Noven"). Each of the executive officers is employed "at will" with the exception of Robert C. Strauss, President and Chief Executive Officer, who has an existing employment agreement with Noven. These salaries, with the exception of Mr. Strauss's salary, may be changed at any time at the discretion of the Compensation and Stock Option Committee of Noven's Board of Directors.

Item 9.01 Financial Statements and Exhibits.

10.1 Base Salaries for Executive Officers for 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc.

December 8, 2005	By:	/s/ Jeff T. Mihm

Name: Jeff T. Mihm
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Base Salaries for Executive Officers for 2006